MONTHLY SERVICER'S CERTIFICATE
                    (Delivered pursuant to subsection 3.04(b) of the Pooling and Servicing Agreement

                    HOUSEHOLD FINANCE CORPORATION
                    HOUSEHOLD CARD FUNDING CORPORATION
                    HOUSEHOLD CREDIT CARD MASTER TRUST I
          Class A and Class B Certificates, Series 1995-1

           The undersigned, a duly authorized representative of Household Finance Corporation, as Servicer (the Servicer), pursuant to the Pooling and Servicing Agreement, dated as of December 1, 1995 (the Pooling and Servicing Agreement), by and among Household Card Funding Corporation, as Transferor, the Servicer, and The Bank of New York, as Trustee, does hereby certify with respect to the information set forth below as follows:

1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Pooling and Servicing
     Agreement.

2. Household Finance Corporation is, as of the date hereof, the Servicer under the Pooling and Servicing Agreement.


3.   The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on December 16, 1996.

5.   Trust Information.

     (a)  The aggregate amount of Collections processed for the
          Due Period preceding such Distribution Date was equal
          to...................................$260,622,707.54

     (b)  The aggregate amount of such Collections with respect to Principal Receivables for the Due Period preceding
          such Distribution Date was equal to....$215,941,978.47

          (i)  The payment rate, [ ( (b) + (c)(ii) + (c)(iii) ) /
          (f) ],  is ..............               8.220%

     (c) The aggregate amount of such Collections with respect to Finance Charge and Administrative Receivables for the Due Period preceding such Distribution Date was
          equal to ...........                    $44,680,729.07

          (i)  The gross cash yield, [ (c) * 12 / (f) ],  is
               ....................               17.148%

          (ii) The amount of such aggregate with respect to
               Finance Charge was equal to   $37,568,972.12

          (iii)The amount of such aggregate with respect to
               Fees was equal to ...    $3,499,098.89

          (iv) The amount of such aggregate with respect to
               Interchange was equal to ..   $2,676,954.80

          (v)  The amount of such aggregate with respect to
               Recoveries was equal to ..         $935,703.26

     (d)  The Defaulted Amount for the preceding Due Period is
          .......................                 $18,332,428.71

          (i)  The annualized default rate, (d) *12 / (f),  is
               ............................            7.036%

     (e)  The Portfolio Yield for such Distribution Date
          ..............................          10.112%

     (f)  The total amount of Principal Receivables in the Trust at the beginning of the immediately preceding Due
          Period, November 1, is...          $3,126,792,804.69

     (g)  The total amount of Principal Receivables as of the
          last day of the immediately preceding Due Period,
          November 30, is ........      $3,144,621,647.66

     (h) The average amount of Principal Receivables in the Trust during the preceding Due Period (the sum of the amounts in clause (e) and the amount in clause (g)
          divided by 2) is equal to...........$3,135,707,226.17

     (i)  The total amount of Finance Charge and Administrative
          Receivables in the Trust as of the last day of the
          immediately preceding Due Period is     $56,692,168.92

     (j) The aggregate outstanding gross balance of the Accounts which were one payment (5-29 days) delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date was equal to
          ...............................$192,268,699.75

     (k)  The aggregate outstanding gross balance of the Accounts which were two payments (30-59 days) delinquent as of
          the close of business on the the last day of the
          calendar month preceding such Distribution Date
          was equal to ...............  $60,666,559.16

     (l) The aggregate outstanding gross balance of the Accounts which were three or more payments (60+ days) delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date was equal to ...........................$140,680,760.21

     (m)  The aggregate amount of Trust Excess Principal
          Collections for such Distribution Date is
          $215,941,978.47

     (n)  The aggregate amount of Principal Shortfalls for such
          Distribution Date is  ...................$0.00

     6.   Group One Information

     (a)  The Average Rate for Group One (the weighted average
          Certificate Rate reduced to take into account any
          payments made pursuant to interest rate agreements, if
          any ) is equal to             5.6829%

     (b)  Group One Total Investor Collections is equal to
          ............................  $166,702,895.79

     (c)  Group One Investor Principal Collections is equal
          to.....................                 $138,123,625.04

     (d)  Group One Investor Finance Charge and Administrative
          Collections equal to..............$28,579,270.75

     (e)  Group One Investor Additional Amounts is equal to
          .............................      $0.00

     (f)  Group One Investor Default Amount is equal to
          ...........................        $11,726,027.18

     (g)  Group One Investor Monthly Fees is equal to
          ............................            $3,333,333.33

     (h)  Group One  Investor Monthly Interest is equal
          to.......................               $9,787,142.70

     7.   Series 1995-1 Information

     (a) The Series Adjusted Portfolio Yield for the Due Period preceding such Distribution Date was equal to ...10.11%

     (b)  The Series 1995-1 Allocation Percentage with respect to
          the Due   Period preceding such Distribution Date was
          equal to............................    73.03%

     (c) The Floating Allocation Percentage for the Due Period preceding such Distribution Date was equal to ..87.59%

     (d)  The aggregate amount of Reallocated Finance Charge and
          Administrative Collections for the Due Period
          preceding such Distribution Date is equal to
          ...........                   $28,579,270.75

     (e)  The Floating Allocation Percentage of Series Allocable
          Finance   Charge and Administrative Collections for the
          Due Period preceding     such Distribution Date is
          equal to........................$28,579,270.75

     (f)  Class A Invested Amount            $1,500,000,000.00

     (g)  The Class A Invested Percentage with respect to the Due
          Period preceding such Distribution Date was equal to
          ....................................... 75.00%

     (h)  The Class A Invested Percentage of the amount set forth in Item 7(d)above was equal to ......... $21,434,453.06

     (i)  The amount of Class A Monthly Interest for such
          Distribution Date is equal to..........$7,162,291.67

     (j)  The amount of any Class A Monthly Interest previously due but not distributed on a prior Distribution Date is
          equal to............                    $0.00

     (k)  The amount of Class A Additional Interest for such
          Distribution Date is equal to................$0.00

     (l)  The amount of any Class A Additional Interest
          previously due but not distributed on a prior
          Distribution Date is equal to..............  $0.00

     (m)  The Class A Investor Default Amount for such
          Distribution Date is equal to $8,794,520.39

     (n)  The Allocable Servicing Fee for such Distribution Date
          is equal to............       $3,333,333.33

     (o)  "The Class A Required Amount, if any, with respect to
          such Distribution Date is equal..............     $0.00


     (p)  Class B Invested Amount  $214,286,000.00

     (q)  The Class B Invested Percentage for the Due Period
          preceding such Distribution Date was equal to....10.71%

     (r)  The Class B Invested Percentage of the amount set forth in Item 7(d)above is equal to.....$3,062,068.81

     (s)  The amount of Class B Monthly Interest for such
          Distribution Date is equal to............$1,056,400.22

     (t)  The amount of any Class B Monthly Interest previously due but not distributed on a prior Distribution Date is
          equal to..........$0.00

     (u)  The amount of Class B Additional Interest for such
          Distribution Date   is equal to..................$0.00

     (v)  The amount of any Class B Additional Interest
          previously due but not   distributed on a prior
          Distribution Date is equal to.............$0.00

     (w)  Class B Investor Default Amount for such Distribution
          Date is equal  to.............$1,256,361.73

     (x)  The Collateral Invested Percentage of the amount set
          forth in Item 7(d)  above is equal to....$4,082,748.88

     (y)  The Series 1995-1 Principal Shortfall for such
          Distribution Date is equal to.....................$0.00


     (z)  The Series 1995-1 Excess Principal Collections is equal
          to.......................                    $0.00

     (aa) The amount of Excess Finance Charge and Administrative
          Collections    with respect to such Distribution Date
          is equal to......................$8,232,725.14

     (bb) The amount of Excess Finance Charge and Administrative
          Collections referred to in Item 7(aa) will be available to be distributed on such Distribution Date to fund or reimburse the following items:

          (i)  to fund the Class A Required Amount, if any,
               with respect to such Distribution
               Date............$0.00

          (ii) to reimburse Class A Investor Charge-Offs..  $0.00

          (iii)to pay current or overdue Class B Monthly
               Interest, Class B Additional Interest or the
               Cumulative Excess Interest Amount            $0.00

          (iv) to fund the Class B Investor Default Amount with
               respect to such Distribution Date   $1,256,361.73

          (v)  to reimburse certain previous reductions in the
               Class B Invested Amount.............$0.00

          (vi) to pay any portion of the Allocable Servicing Fee
               not  paid pursuant to clause (i) above.......$0.00

          (vii)to pay the Collateral Monthly Interest for such
               Distribution Date equal to........$1,568,450.81

          (viii)to fund the Collateral Investor Default Amount
               with respect to such Distribution Date
               $1,675,145.07
          (ix) to make any required deposit in the Cash
               Collateral Account....             $0.00

     (cc) The amount of Subordinated Principal Collections with respect to such Distribution Date is equal
          to.............$41,414,041.83

     (dd) The Principal Allocation Percentage is equal
          to.......

     (ee) The total amount to be distributed to Class A
          Certificateholders on    such Distribution Date in
          payment of principal is equalto.....         $0.00

     (ff) The total amount to be distributed to Class B
          Certificateholders on    such Distribution Date in
          payment of principal is equal to...     FALSE

     (gg) The amount of Class A Investor Charge-Offs for such
          Distribution   Date is equal to...           $0.00

     (hh) The total amount of reimbursements of Class A Investor
          Charge-Offs for such Distribution Date is equal
          to.....................                 $0.00

     (ii) The amount of Class B Investor Charge-Offs and other
reductions in the Class B Invested Amount for such Distribution
Date is equal to..........                   $0.00

     (jj) The total amount of reimbursements of Class B Investor
Charge-Offs for such Distribution Date is equal
to......................................................
          $0.00

     (kk) The Class A Invested Amount at the close of business on such Distribution Date (after giving effect to all payments and adjustments on such Distribution Date) will equal
to...................................................
     "$1,500,000,000.00 "

     (ll) The Class B Invested Amount at the close of business on such Distribution Date (after giving effect to all payments and adjustments on such Distribution Date) will equal
to...................................................
     "$214,286,000.00 "

     (mm) The Available Collateral Amount as of the close of
business on the preceding Distribution Date (after giving effect to any withdrawal from the Collateral Account) was equal
to...............................................
"$285,714,000.00 "

     (nn) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Interest Holder on such Distribution Date, will be equal to...................................................
     "$285,714,000.00 "

     (oo) The ratio of the Required Collateral Amount to the Class B Invested Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Interest Holder on such Distribution Date, will be equal
to................................                1.33

     (pp) The Cumulative Excess Interest Amount as of the close of business on such Distribution Date, after giving effect to any payments of interest to Class B Certificateholders on such
Distribution Date, will be equal
to..............................             $0.00

     8. Total amount to be on deposit in the Collection Account (after giving effect to allocations required to be made pursuant to the terms of all other Series now outstanding and to the payment of the Servicer's fee and funding of investor default amounts) prior to making distributions on such Distribution Date
is equal to...................                    "$28,579,270.75
"

     9.   The total amount to be allocated according to the terms
of the Collateral Agreement on such Distribution Date is
equal
to............................                    "$3,732,767.54
"

     10. Total amount to be distributed from the Collection Account to the Servicer in respect of the unpaid Allocable Servicing Fee for the preceding Due Period on such Distribution Date (after taking into consideration the amounts which have been netted with respect to this Series against deposits to the
Collection Account) is equal to.........                    $0.00


     11. "As of the date hereof, to the best knowledge of the undersigned, (a) the Servicer has performed in all material respects all its obligations under the Pooling and Servicing Agreement through the Due Period preceding such Distribution Date or, if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default,
(ii) the action taken by the Transferor and Servicer, if any, to remedy such default and (iii) the current status of each such default; if applicable, insert ""None""."

     12. "As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

     13. "As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Pooling and Servicing Agreement (or, if there is a Lien, such Lien consists of _______________).


     14. The amount specified to be deposited into and withdrawn from the Collection Account, as well as the amounts specified to be paid to the Transferor, the Servicer, the Interest Holder and the Certificateholders are all in accordance with the requirements of the Pooling and Servicing Agreement.


          IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 16th day of December, 1996.

                    HOUSEHOLD FINANCE CORPORATION
                    "as Servicer,"

                    By: _______________________________
                          Name: Steven H. Smith
                          Title: Servicing Officer

Household Finance Corporation
Household Card Funding Corp.                      November 1996
"Household Credit Card Master Trust I , Series 1995-1"
               "Dec 16, 1996"


CLASS A CERTIFICATEHOLDER'S STATEMENT

A.   Information Regarding Distributions

     "1. Total distribution per $1,000 interest"
     $4.774861111
     "2. Principal distribution per $1,000 interest"
          $0.00
     "3. Interest distribution per $1,000 interest"
          $4.774861111

B.   Calculation of Class A Interest

     1. Calculation of Class A Certificate Rate

          (a) One-month LIBOR                5.375000000%
          (b) Spread                         0.1700%
          (c) Class A Certificate Rate       5.545000000%
     2. Beginning Invested Amount            $1,500,000,000.00
     3. Days in Interest Period              31

C. Performance of Trust

     1. Collections of Receivables
          (a) Total Collections         $260,622,707.54
          (b) Collections of Finance Charge and Administrative
               Receivables              $44,680,729.07
          (c) Collections of Principal  $215,941,978.47

     2. Allocation of Receivables
          (a) Class A Invested Percentage         75.00%
          (b) Principal Allocation Percentage     87.59%

     3. Gross Delinquent Balances
          (a) Delinquent 5 - 29 days         $192,268,699.75
               % of Gross Receivables             6.01%
          (b) Delinquent 30 - 59 days        $60,666,559.16
               % of Gross Receivables             1.90%
          (c) Delinquent 60+ days            $140,680,760.21
               % of Gross Receivables             4.39%

     4. Class A Investor Default Amount      $8,794,520.39

     5. Class A Investor Charge-offs; Reimbursement of
          Charge-offs
          (a) Class A Investor Charge-offs, if any, for the
               Distribution Date"                 $0.00
          (b) The amount of Item 5.(a) per $1,000 interest
                                                  $0.00
          (c) Total reimbursed to Trust in respect of Class A
               Investor Charge-offs               $0.00
          (d) The amount of Item 5.(c) per $1,000 interest
                                                  $0.00
          (e) The amount, if any, by which the outstanding
               principal balance of the           $0.00
               Class A Certificates exceeds the class A Invested Amount as of the end of the Distribution Date


     6. Allocable Servicing Fee paid for the Distribution Date
                                             $3,333,333.33

     7. Deficit Controlled Amortization Amount for the
          Distribution Date                       $0.00

D.   Class A Pool Factor                      1.00000000

E.   Receivables Balances
     1. Principal Receivables as of the last day of the preceding
          Due Period                         $3,144,621,647.66
     2. Finance Charge and Administrative Receivables as of the
          last day                           $56,692,168.92
           of the preceding Due Period

F.   Class B Certificates
     1. Class B Invested Amount as of the end of the Distribution
          Date                     $214,286,000.00
     2. Available Collateral Invested Amount as of the end of the
          Distribution Date        $285,714,000.00

Household Finance Corporation
Household Card Funding Corp.                      November 1996
"Household Credit Card Master Trust I , Series 1995-1"
               "Dec 16, 1996"


CLASS B CERTIFICATEHOLDER'S STATEMENT

A.   Information Regarding Distributions

     "1. Total distribution per $1,000 interest
                                        $4.929861111
     "2. Principal distribution per $1,000 interest
                                        $0.00
     "3. Interest distribution per $1,000 interest"
                                        $4.929861111

B.   Calculation of Class B Interest

     1. Calculation of Class B Certificate Rate

          (a) One-month LIBOR           5.375000000%
          (b) Spread                    0.3500%
          (c) Class B Certificate Rate  5.725000000%
     2. Beginning Invested Amount       $214,286,000.00
     3. Days in Interest Period         31

C. Performance of Trust

     1. Collections of Receivables
          (a) Total Collections         $260,622,707.54
          (b) Collections of Finance Charge and Administrative
               Receivables              $44,680,729.07
          (c) Collections of Principal  $215,941,978.47

     2. Allocation of Receivables
          (a) Class B Invested Percentage         10.71%
          (b) Principal Allocation Percentage     87.59%

     3. Gross Delinquent Balances
          (a) Delinquent 5 - 29 days    $192,268,699.75
               % of Gross Receivables             6.01%
          (b) Delinquent 30 - 59 days   $60,666,559.16
               % of Gross Receivables             1.90%
          (c) Delinquent 60+ days       $140,680,760.21
               % of Gross Receivables             4.39%

     4. Class B Investor Default Amount $1,256,361.73

     5. Class B Investor Charge-offs; Reimbursement of
          Charge-offs
          (a) Class B Investor Charge-offs, if any, for the
               Distribution Date                  $0.00
          (b) The amount of Item 5.(a) per $1,000 interest
                                                  $0.00
          (c) Total reimbursed to Trust in respect of Class B
               Investor Charge-offs               $0.00
          (d) The amount of Item 5.(c) per $1,000 interest
                                                  $0.00
          (e) The amount, if any, by which the outstanding
               principal balance of the           $0.00
               Class B Certificates exceeds the Class B Invested Amount as of the end of the Distribution
               Date

     6. Available Cash Collateral Amount
          (a) Available Cash Collateral Amount at the end of the
               Distribution Date                  $0.00
          (b) Available Cash Collateral Amount as a percent of
               the Class B                        0.00%
                  Invested Amount, each at the end of the
                    Distribution Date

     7. Available Collateral Invested Amount $285,714,000.00

     8. Deficit Controlled Amortization Amount for the
               Distribution Date                       $0.00

D.   Class B Pool Factor                              1.00000000

E.   Receivables Balances
     1. Principal Receivables as of the last day of the preceding
          Due Period                         $3,144,621,647.66
     2. Finance Charge and Administrative Receivables as of the
          last day of the preceding Due Period    $56,692,168.92